News Release

Tuesday, July 13, 2004

Gannett Co., Inc. Releases June Statistical Report

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that total pro forma operating revenues for the sixth period ended June 27, 2004 increased 7.9 percent, as a result of solid advertising demand particularly in classified employment and local advertising. Broadcasting continued to benefit from politically-driven ad spending. For comparison purposes, the continued increase in the exchange rate of Sterling year-over-year affected results for the company's UK operations. If the exchange rate had remained constant year-over-year, total pro forma operating revenues would have been up 6.0 percent for the period.

June

Pro forma (assuming that all properties presently owned were owned in both periods) newspaper advertising revenues in June rose 9.8 percent compared with 2003's sixth period on a 1.1 percent increase in ROP volume and a 9.4 percent advance in preprint distribution. If the exchange rate had remained constant year-over-year, total pro forma newspaper advertising revenues would have increased 7.6 percent.

Pro forma classified revenues increased 11.3 percent in the sixth period on a 1.6 percent increase in ROP ad volume. Employment revenues advanced 21.2 percent, real estate revenues rose 11.6 percent, and automotive fell 3.5 percent compared to last year. On a constant currency basis, employment and real estate revenues advanced 16.0 percent and 7.6 percent, respectively, while automotive would have decreased 5.3 percent. On a constant currency basis, pro forma classified revenues would have risen 7.7 percent for June.

Pro forma local advertising revenues increased 8.6 percent on a 1.0 percent increase in ROP ad volume in June. The performance of the company's small and medium-sized advertisers in its domestic newspapers outpaced the revenue performance of its largest advertisers. In the U.S., across all products, local ad revenue gains were achieved in the furniture, health, financial, restaurant, office supplies and telecommunications categories while the department store, consumer electronics, grocery and home improvement categories declined compared to the sixth period in 2003. On a constant currency basis, pro forma local advertising would have increased 7.3 percent.

Pro forma national advertising revenues in June advanced 8.9 percent on a 4.9 percent decline in ad volume. National volume at the company's local domestic newspapers fell 4.6 percent in the period. USA WEEKEND, our weekly newspaper magazine and our UK operations experienced higher national ad revenues during the period. While our revenue statistics include their results, USA WEEKEND's and Newsquest's ad volume is not included in the linage numbers. At USA TODAY, advertising revenues were up 9.8 percent on a 5.1 percent decrease in paid ad pages to 388 from 408. For the sixth period, at USA TODAY, results for the entertainment, retail and financial categories were particularly strong, while the travel, telecommunications and auto categories decreased.

Pro forma broadcasting revenues, which include Captivate, increased 8.4 percent in the period. Television revenues were up 8.1 percent with local revenues flat while national revenues advanced
19.4 percent.

Second Quarter

For the second quarter of 2004, total pro forma operating revenues were up 7.6 percent and would have increased 5.8 percent on a constant currency basis.

Newspaper advertising revenues, on a pro forma basis, for the second quarter increased 9.2 percent and 7.0 percent on a constant currency basis.

Pro forma classified revenues for the quarter increased 12.2 percent and on a constant currency basis would have been up 8.6 percent. Employment revenues rose 23.3 percent, real estate was up 10.5 percent while auto declined 1.4 percent. On a constant currency basis for the quarter, employment and real estate would have advanced 18.1 percent and 6.5 percent, respectively, while auto would have declined 3.2 percent.

For the second quarter, pro forma local advertising increased 5.9 percent and would have increased 4.6 percent on a constant currency basis.

Pro forma national advertising increased 10.4 percent for the second quarter. If the exchange rate had remained constant year-over-year, national advertising would have increased 9.5 percent.

Pro forma broadcasting revenues increased 8.8 percent and television revenues were up 8.6 percent for the quarter reflecting, in part, higher political advertising. Based on current pacings, television revenues for the third quarter would be ahead of last year's third quarter results in the mid to high teens.

*    *    *

In addition to the revenue and statistical summary, attached is a chart which shows the consolidated Gannett Online audience share for May from Nielsen//NetRatings. In May, Gannett's domestic Websites had 18.2 million unique visitors reaching 11.9 percent of the Internet audience.

The pro forma advertising and circulation revenue statistics include the results of Captivate (acquired in April 2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in October 2003), the SMG (Newsquest's Scottish Media Group) publishing business and the Texas-New Mexico Newspapers Partnership as if they had been owned in both years. Ad linage for Newsquest, Clipper and NurseWeek are not included in the ad volume statistics. Circulation volume numbers for Newsquest's paid daily newspapers are included in the enclosed statistics, but volume from unpaid daily and non-daily publications is not included in the circulation volume statistics.

Prior to 2004, the company had included online revenues in the classified advertising revenue total but not in the specific classified categories of help wanted, automotive and real estate. Print and online ad revenues are now reported on a combined basis to calculate the percentage changes in these categories. Results for each period of 2003 have been reclassified to reflect this change.

Gannett Co., Inc. is a leading international news and information company that publishes 101 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns more than 500 non-daily publications in the USA and USA WEEKEND, a weekly newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes more than 300 titles, including 17 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 22 television stations in the United States and is an Internet leader with sites sponsored by most of its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

Contact: Jeff Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

#         #          #

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY

                          Period 6 (May 31, 2004 - June 27, 2004)
                                                                         %
                              2004           2003          CHANGE     CHANGE
REVENUES:
Advertising:
Local                  $  167,990,000  $  154,634,000  $  13,356,000    8.6
National                   67,658,000      62,133,000      5,525,000    8.9
Classified                183,075,000     164,415,000     18,660,000   11.3
                        -------------   -------------   ------------   ----
Total Advertising      $  418,723,000  $  381,182,000  $  37,541,000    9.8

Circulation                97,714,000      97,223,000        491,000    0.5
Other revenue              33,088,000      30,944,000      2,144,000    6.9
Broadcasting               63,167,000      58,284,000      4,883,000    8.4
                        -------------   -------------   ------------   ----
Total Revenue          $  612,692,000  $  567,633,000  $  45,059,000    7.9
                        =============   =============   ============   ====

VOLUME:
Newspaper Inches:
Local                       2,965,914       2,936,698         29,216    1.0
National                      350,719         368,633        (17,914)  (4.9)
Classified                  4,890,838       4,811,973         78,865    1.6
                        -------------   -------------   ------------   ----
Total ROP                   8,207,471       8,117,304         90,167    1.1
                        =============   =============   ============   ====
Preprint Distribution
  (in thousands)              919,135         840,346         78,789    9.4
                        =============   =============   ============   ====

NET PAID CIRCULATION:
Morning (w/USAT)            6,916,202       6,813,277        102,925    1.5
Evening                     1,209,525       1,203,837          5,688    0.5
                        -------------   -------------   ------------   ----
Total Daily                 8,125,727       8,017,114        108,613    1.4
                        =============   =============   ============   ====
Sunday                      6,782,941       6,856,014        (73,073)  (1.1)
                        =============   =============   ============   ====

                           Year-to-Date through June 27, 2004
                                                                         %
                              2004           2003          CHANGE     CHANGE
REVENUES:
Advertising:
Local                 $   995,982,000 $   941,087,000 $   54,895,000    5.8
National                  388,209,000     351,538,000     36,671,000   10.4
Classified              1,027,108,000     913,879,000    113,229,000   12.4
                       --------------  --------------  -------------   ----
Total Advertising     $ 2,411,299,000 $ 2,206,504,000 $  204,795,000    9.3

Circulation               618,862,000     613,235,000      5,627,000    0.9
Other revenue             193,200,000     185,227,000      7,973,000    4.3
Broadcasting              384,638,000     355,869,000     28,769,000    8.1
                       --------------  --------------  -------------   ----
Total Revenue         $ 3,607,999,000 $ 3,360,835,000 $  247,164,000    7.4
                       ==============  ==============  =============   ====

VOLUME:
Newspaper Inches:
Local                      18,197,455      18,153,911         43,544    0.2
National                    2,139,714       1,991,637        148,077    7.4
Classified                 29,610,053      28,738,450        871,603    3.0
                       --------------  --------------  -------------   ----
Total ROP                  49,947,222      48,883,998      1,063,224    2.2
                       ==============  ==============  =============   ====
Preprint Distribution
  (in thousands)            5,465,089       5,338,126        126,963    2.4
                       ==============  ==============  =============   ====

NET PAID CIRCULATION:
Morning (w/USAT)            7,136,684       7,102,483         34,201    0.5
Evening                     1,225,055       1,250,496        (25,441)  (2.0)
                       --------------  --------------  -------------   ----
Total Daily                 8,361,739       8,352,979          8,760    0.1
                       ==============  ==============  =============   ====
Sunday                      6,925,185       7,048,436       (123,251)  (1.7)
                       ==============  ==============  =============   ====

Note:  The operating results from the company's newspapers participating in joint operating agencies, and which are accounted for under the equity method of accounting, are reported as a single amount in other operating revenues. Advertising linage statistics from these newspapers are not included above, however, circulation volume statistics for these newspapers are included above.

       The above revenue amounts and statistics have been restated to include all companies presently owned including Captivate (acquired in April
       2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in late October 2003), SMG Publishing (acquired in April 2003) and 100%
       of the Texas-New Mexico Newspapers Partnership (established in March
       2003). Captivate is a national news and entertainment network that delivers quality programming and full motion video advertising to more than 1.4 million consumers and business professionals each day through wireless digital video screens in the elevators of premier office towers across North America. Captivate is included above in
       Broadcasting revenue. NurseWeek is a multimedia company with print publications focused on the recruitment, recognition and education of nurses. Clipper Magazine is a direct-mail advertising magazine company publishing over 345 individual market editions in 24 states, which are mailed to over 100 million American homes annually. SMG Publishing consists of three Scottish newspapers: The Herald, Sunday Herald and
       Evening Times; eleven specialty consumer and business-to-business magazine titles; and an online advertising and content business.

       Newsquest (which includes SMG Publishing) is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's seventeen paid daily newspapers are included above. Circulation volume statistics for Sunday Herald are included above in the Sunday statistics. Circulation volume statistics for
       Newsquest's unpaid daily and non-daily publications are not reflected above. Advertising linage for Newsquest publications is not reflected above.

       Circulation volume and advertising linage statistics for non-daily products, including NurseWeek and Clipper Magazine are not reflected above.

       Certain online advertising revenues in 2003 have been reclassified to conform with the 2004 presentation. There was no effect on total revenues.

GANNETT CO., INC.
REVENUE & STATISTICAL SUMMARY

                          2nd Quarter 2004 (March 29 - June 27, 2004)
                                                                           %
                             2004            2003           CHANGE      CHANGE
REVENUES:
Advertising:
Local                 $   522,574,000 $   493,672,000  $   28,902,000     5.9
National                  204,014,000     184,793,000      19,221,000    10.4
Classified                526,651,000     469,342,000      57,309,000    12.2
                       --------------  --------------   -------------    ----
Total Advertising     $ 1,253,239,000 $ 1,147,807,000  $  105,432,000     9.2

Circulation               306,617,000     302,828,000       3,789,000     1.3
Other revenue             101,149,000      94,967,000       6,182,000     6.5
Broadcasting              212,520,000     195,325,000      17,195,000     8.8
                       --------------  --------------   -------------    ----
Total Revenue         $ 1,873,525,000 $ 1,740,927,000  $  132,598,000     7.6
                       ==============  ==============   =============    ====

VOLUME:
Newspaper Inches:
Local                       9,532,647       9,502,183          30,464     0.3
National                    1,091,311       1,063,986          27,325     2.6
Classified                 15,413,766      15,105,825         307,941     2.0
                       --------------  --------------   -------------    ----
Total ROP                  26,037,724      25,671,994         365,730     1.4
                       ==============  ==============   =============    ====
Preprint Distribution
    (in thousands)          2,823,198       2,769,971          53,227     1.9
                       ==============  ==============   =============    ====

Note:  The operating results from the company's newspapers participating in joint operating agencies, and which are accounted for under the equity method of accounting, are reported as a single amount in other operating revenues. Advertising linage statistics from these newspapers are not included above, however, circulation volume statistics for these newspapers are included above.

       The above revenue amounts and statistics have been restated to include all companies presently owned including Captivate (acquired in April
       2004), NurseWeek (acquired in February 2004), Clipper Magazine (acquired in late October 2003), SMG Publishing (acquired in April 2003) and 100%
       of the Texas-New Mexico Newspapers Partnership (established in March
       2003). Captivate is a national news and entertainment network that delivers quality programming and full motion video advertising to more than 1.4 million consumers and business professionals each day through wireless digital video screens in the elevators of premier office towers across North America. Captivate is included above in
       Broadcasting revenue. NurseWeek is a multimedia company with print publications focused on the recruitment, recognition and education of nurses. Clipper Magazine is a direct-mail advertising magazine company publishing over 345 individual market editions in 24 states, which are mailed to over 100 million American homes annually. SMG Publishing consists of three Scottish newspapers: The Herald, Sunday Herald and
       Evening Times; eleven specialty consumer and business-to-business magazine titles; and an online advertising and content business.

       Newsquest (which includes SMG Publishing) is a regional newspaper publisher in the United Kingdom with more than 300 titles, including paid and unpaid daily and non-daily products. Circulation volume statistics for Newsquest's seventeen paid daily newspapers are included above. Circulation volume statistics for Sunday Herald are included above in the Sunday statistics. Circulation volume statistics for
       Newsquest's unpaid daily and non-daily publications are not reflected above. Advertising linage for Newsquest publications is not reflected above.

       Circulation volume and advertising linage statistics for non-daily products, including NurseWeek and Clipper Magazine are not reflected above.

       Certain online advertising revenues in 2003 have been reclassified to conform with the 2004 presentation. There was no effect on total revenues.

Gannett Online Internet Audience
May 2004

Nielsen//NetRatings

Home/Work Panel Combined

	Unique Visitors Per Month	Percentage Reach of Internet Audience
Gannett Online	18,201,000	11.9%